                                                                 Exhibit (d)(ii)

                               AMENDED SCHEDULE A
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

Fund                                                                                                   Effective Date
----                                                                                                   --------------
Schwab International Index Fund - Investor Shares                                                      July 21, 1993

Schwab International Index Fund - Select Shares                                                        April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares                                                          October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                                                            April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset Director-High Growth Fund)         September 25, 1995

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset Director-Balanced Growth Fund)   September 25, 1995

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab Asset Director-Conservative        September 25, 1995
Growth Fund)

Schwab S&P 500 Fund - e.Shares                                                                         February 28, 1996

Schwab S&P 500 Fund - Investor Shares                                                                  February 28, 1996

Schwab S&P 500 Fund - Select Shares                                                                    April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)                                      May 21, 1996

Schwab International MarketMasters Fund (formerly known as Schwab MarketManager International          September 2, 1996
Portfolio and Schwab OneSource Portfolios-International)

Schwab U.S. MarketMasters Fund (formerly known as Schwab MarketManager Growth Portfolio and Schwab     October 13, 1996
OneSource Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund (formerly known as Schwab MarketManager Balanced Portfolio and      October 13, 1996
Schwab OneSource Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund (formerly known as Schwab MarketManager Small Cap Portfolio and    August 3, 1997
Schwab OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly known as Schwab Asset Director-Aggressive Growth    April 16, 1998
Fund)

Institutional Select S&P 500 Fund                                                                      October 28, 1998

Institutional Select Large Cap-Value Index Fund                                                        October 28, 1998

Institutional Select Small-Cap Value Index Fund                                                        October 28, 1998

Schwab Total Stock Market Index Fund - Investor Shares                                                 April 15, 1999

Schwab Total Stock Market Index Fund - Select Shares                                                   April 15, 1999

Communications Focus Fund                                                                              May 15, 2000

Financial Services Focus Fund                                                                          May 15, 2000

Health Care Focus Fund                                                                                 May 15, 2000

Technology Focus Fund                                                                                  May 15, 2000

Schwab Hedged Equity Fund                                                                              August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares                                                         June 27, 2003

Schwab Small-Cap Equity Fund - Select Shares                                                           June 27, 2003

Schwab Dividend Equity Fund - Investor Shares                                                          September 2, 2003

Schwab Dividend Equity Fund - Select Shares                                                            September 2, 2003


                                     SCHWAB CAPITAL TRUST

                                     By: /s/  Stephen B. Ward
                                         --------------------------------
                                         Stephen B. Ward,
                                         Senior Vice President
                                         and Chief Investment Officer

                                     CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                                     By: /s/  Randall W. Merk
                                         --------------------------------
                                         Randall W. Merk,
                                         President and Chief Executive Officer

Dated as of August 29, 2003

                                   SCHEDULE B
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.


                              ADVISORY FEE SCHEDULE

THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

Fund                               Fee
----                               ---

Schwab International Index Fund    Seventy-one-hundredths of one percent (0.70%)
                                   of the Fund's average daily net assets not in excess of $300,000,000 and sixty one-hundredths of one percent (0.60%) of such assets over $300,000,000

Schwab Small-Cap Index Fund        Fifty-one-hundredths of one percent (0.50%)
                                   of the Fund's average daily net assets not in excess of $300,000,000 and forty-five one-hundredths of one percent (0.45%) of such assets over $300,000,000

Schwab MarketTrack Growth          Fifty-four one-hundredths of one percent
Portfolio (formerly known as       (0.54%) of the Fund's average daily net
Schwab Asset Director-High         assets not in excess of $500 million, and
Growth Fund)                       forty nine-one hundredths of one percent
                                   (0.49%) of such net assets over $500 million


Schwab MarketTrack Balanced        Fifty-four one-hundredths of one percent
Portfolio (formerly known as       (0.54%) of the Fund's average daily net
Schwab Asset Director-             assets not in excess of $500 million, and
Balanced Growth Fund)              forty nine-one-hundredths of one percent
                                   (0.49%) of such net assets over $500 million

Schwab MarketTrack Conservative    Fifty-four one-hundredths of one percent
Portfolio (formerly known as       (0.54%) of the Fund's average daily net
Schwab Asset Director-             assets not in excess of $500 million, and
Conservative Growth Fund)          forty nine-one-hundredths of
                                   one percent (0.49%) of such net assets over $500 million

Schwab S&P 500 Fund                Thirty-six one-hundredths of one percent
                                   (0.36%) of the Fund's average daily net
                                   assets not in excess of $1 billion;
                                   thirty-three one hundredths of one percent
                                   (0.33%) of such net assets over $1 billion, but not more than $2 billion; and thirty-one one hundredths of one percent (0.31%) of such net assets over $2 billion

Fund                               Fee
----                               ---

Schwab Core Equity Fund            Fifty-four one-hundredths of one percent
(formerly known as Schwab          (0.54%) of the Fund's average daily net
Analytics Fund)                    assets not in excess of $500 million, and
                                   forty nine-one-hundredths of one percent
                                   (0.49%) of such net assets over $500 million


Schwab International               One percent and forty one-hundredths of one
MarketMasters Fund (formerly       percent (1.40%) of the Fund's average daily
known as Schwab MarketManager      net assets
International Portfolio and
Schwab OneSource Portfolios-
International)

Schwab U.S. MarketMasters Fund     One percent (1.00%) of the Fund's average
(formerly known as Schwab          daily net assets
MarketManager Growth Portfolio
and Schwab OneSource
Portfolios-Growth Allocation)

Schwab Balanced MarketMasters      Eighty-five one-hundredths of one percent
Fund (formerly known as Schwab     (0.85%) of the Fund's average daily net
MarketManager Balanced             assets
Portfolio and Schwab OneSource
Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters     One percent and thirty one-hundredths of one
Fund (formerly known as Schwab     percent (1.30%) of the Fund's average daily
MarketManager Small Cap            net assets
Portfolio and Schwab OneSource
Portfolios-Small Company)

Schwab Market Track All Equity     Fifty-four one-hundredths of one percent
Portfolio (formerly known as       (0.54%) of the Fund's average daily net
Schwab Asset Director-             assets not in excess of $500 million, and
Aggressive Growth Fund)            forty nine-one-hundredths of one percent
                                   (0.49%) of such net assets over $500 million

Institutional Select S&P 500       Twenty one hundredths of one percent (0.20%)
Fund                               of the Fund's average daily net assets not in
                                   excess of $1 billion; and eighteen one
                                   hundredths of one percent (0.18%) of such net assets over $1 billion.

Institutional Select Large-Cap     Twenty one hundredths of one percent (0.20%)
Value Index Fund                   of the Fund's average daily net assets not in
                                   excess of $1 billion; and eighteen one
                                   hundredths of one percent (0.18%) of such net assets over $1 billion

Institutional Select Small-Cap     Twenty-five one-hundredths of one percent
Value Index Fund                   (0.25%) of the Fund's average daily net
                                   assets not in excess of $1 billion; and
                                   twenty-three one hundredths of one percent
                                   (0.23%) of such net assets over $1 billion


Schwab Total Stock Market          Thirty one hundredths of one percent (0.30%)
Index Fund                         of the Fund's average daily net assets not in
                                   excess of $500 million; and twenty-two one hundredths of one percent (0.22%) of such net assets over $500 million

Fund                               Fee
----                               ---

Communications Focus Fund          Fifty-four one-hundredths of one percent
                                   (0.54%) of the Fund's average daily net
                                   assets

Financial Services Focus Fund      Fifty-four one-hundredths of one percent
                                   (0.54%) of the Fund's average daily net
                                   assets

Health Care Focus Fund             Fifty-four one-hundredths of one percent
                                   (0.54%) of the Fund's average daily net
                                   assets

Technology Focus Fund              Fifty-four one-hundredths of one percent
                                   (0.54%) of the Fund's average daily net
                                   assets

Schwab Hedged Equity Fund          One percent and seventy-five one-hundredths
                                   of one percent (1.75%) of the Fund's average daily net assets

Schwab Small-Cap Equity Fund       One percent and five one-hundredths of one
                                   percent (1.05%) of the Fund's average daily net assets

Schwab Dividend Equity Fund(TM) -  Eighty-five one-hundredths of one percent
Investor Shares                    (0.85%) of the Fund's average daily assets

Schwab Dividend Equity Fund -      Eighty-five one-hundredths of one percent
Select Shares                      (0.85%) of the Fund's average daily assets



                          SCHWAB CAPITAL TRUST

                          By: /s/  Stephen B. Ward
                              --------------------------------
                              Stephen B. Ward,
                              Senior Vice President and Chief Investment Officer

                          CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                          By: /s/  Randall W. Merk
                              --------------------------------
                              Randall W. Merk,
                              President and Chief Executive Officer

Dated as of August 29, 2003